FORM 8-A

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                            ______________

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                PURSUANT TO SECTION 12(b) OR (g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                     QWEST COMMUNICATIONS INTERNATIONAL INC.

        (Exact name of registrant as specified in its charter)



             Delaware                          84-1339282
(State of incorporation or organization)       (IRS Employer
                                               Identification No.)

555 SEVENTEENTH STREET, SUITE 1000
DENVER, COLORADO                               80202
(Address of principal executive offices)   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered
       N/A

Name of each exchange on which each class is to be registered
       N/A


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.01 Par Value
  (Title of Class)

Item 1.      Description of Registrant's Securities to be Registered

Incorporated by reference from the Registrant's Prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933, File No. 333-25391.

Item 2.      Exhibits

3.1 --Form of Certificate of Incorporation of the Company to be in effect as of the Effective Date. Incorporated by reference from Exhibit
         3.1 to the Registrant's Registration Statement on Form
         S-1 filed under the Securities Act of 1933, File No. 333-25391.
3.3 --By-laws of the Company. Incorporated by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed under the Securities Act of 1933, File No. 333-25391.

                              SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caued this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

            QWEST COMMUNICATIONS INTERNATIONAL INC.


            By /s/ ROBERT S. WOODRUFF
                   ROBERT S. WOODRUFF
                   EXECUTIVE VICE PRESIDENT--FINANCE

Dated:  May 27, 1997